Filed pursuant to Rule 497(e) and 497(k)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Strategic Income Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 30, 2019 to the Prospectus and each Summary Prospectus, each dated December 28, 2018

Scott M. Kimball, Frank Reda, and Janelle Woodward are co-portfolio managers of each Fund. All members of the team share investment decision making responsibilities with respect to each Fund.

Mr. Kimball, Vice President and a Portfolio Manager of Taplin, Canida & Habacht, LLC (“TCH”), joined TCH in 2007. He joined BMO Asset Management Corp. (the “Adviser”) in 2013 where he serves as a Director and Portfolio Manager. He has co-managed the BMO Strategic Income Fund since 2013, the BMO TCH Corporate Income Fund since 2012, and the BMO TCH Core Plus Bond Fund since 2012.

Mr. Reda, a Portfolio Manager of TCH, joined TCH in 2001. He joined the Adviser in 2017 where he serves as a Director and Portfolio Manager. He has co-managed the BMO Strategic Income Fund since 2017, the BMO TCH Corporate Income Fund since 2015, and the BMO TCH Core Plus Bond Fund since 2015.

Ms. Woodward, President and a Portfolio Manager of TCH, joined TCH in 2007. She joined the Adviser in 2017 where she serves as Head of Fixed Income and a Managing Director. She has co-managed the BMO Strategic Income Fund since 2017, the BMO TCH Corporate Income Fund since 2015, and the BMO TCH Core Plus Bond Fund since 2015.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.